*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.39

AMENDMENT TO THE MINIMUM PREMIUM FINANCIAL AGREEMENT,
AS AMENDED EFFECTIVE JANUARY 1, 2016,
BY AND BETWEEN
INSPERITY HOLDINGS, INC.
AND
UNITED HEALTHCARE INSURANCE COMPANY

THIS AMENDMENT TO THE MINIMUM PREMIUM FINANCIAL AGREEMENT, as amended effective January 1, 2016, (the “MP Financial Agreement”) is entered into as of January 1, 2017, by and between Insperity Holdings, Inc. (the “Employer”), a Texas corporation, and United Healthcare Insurance Company (the “Company”), a Connecticut corporation (this “Amendment”).
RECITALS
WHEREAS, on or about June 25, 2002, the Employer and the Company executed the Minimum Premium Financial Agreement effective January 1, 2002 ("Original Agreement"); and

WHEREAS, effective January 1, 2005, the Employer and the Company executed the MP Financial Agreement to amend and restate the Original Agreement (terms capitalized in this Amendment not for grammatical reasons and not otherwise defined in this Amendment shall have the meanings ascribed to them in the MP Financial Agreement); and

WHEREAS, effective January 1, 2008, January 1, 2009, January 1, 2011, January 1, 2013, January 1, 2015, and January 1, 2016, the Employer and the Company amended the MP Financial Agreement; and

WHEREAS, the Employer and the Company now wish to further amend the MP Financial Agreement pursuant to the terms of this Amendment effective January 1, 2017, unless otherwise stated herein.

NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:

ARTICLE I
Policies, Rates and Factors
Section 1.1. Policies, Rates and Factors. Exhibit D to the MP Financial Agreement is hereby amended and restated in its entirety to read, effective January 1, 2017:

Exhibit D- Policies, Rates and Factors

I.	The definition of “Policy” for purposes of Section 1(s) of the Agreement shall be as follows:

•
Effective January 1, 2017: No. *** (Medical *** and ***.) (“Policy'') which policy numbers are amended from time to time in the normal course of business, including all individuals, dependents and/or other persons enrolled in COBRA or state continuation coverage.

II.
The “Maximum Monthly Employer Benefit Obligation"' (the “MMEBO”) shall be the Quoted Premium effective January 1 of the Arrangement Period minus the *** for each Policy effective January 1 for the 2017, 2018, and 2019 calendar years.

III.
The “MP Premium” shall be the total of the estimated *** and *** calculated as a fixed dollar amount during the Arrangement Period and trued up in normal course, for each Policy plus the applicable *** (the ***) for the 2017, 2018, and 2019 calendar years.

IV.     The "***" shall consist of an *** portion and a *** portion.

(A) The *** portion shall be *** for each Policy effective January 1 for the 2017, 2018, and 2019 calendar years.

(B) The *** portion shall be *** for each Policy effective January 1 for the 2017, 2018, and 2019 calendar years. In the event that *** below or exceeds the *** thresholds shown in the chart below, the *** will be adjusted accordingly for the 2018 and 2019 calendar years.

(C) For the avoidance of doubt, the parties agree that: (i) for the 2018 calendar year, the *** portion of the *** remains *** when *** exceeds *** but falls below ***, and (ii) for the 2019 calendar year, the *** portion of the *** remains *** when *** exceeds *** but falls below ***. Calculation of the "***" is defined in Section V of this Exhibit D.

12/15/2017 *** Below 12/15/2018 *** Below	*** *** ***	*** *** ***	*** *** ***
***	***	***	***

12/15/2017 Exceeds 12/15/2018 Exceeds	*** *** ***	*** *** ***	*** *** ***	*** *** ***
***	***	***	***	***

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V.	For purposes of the table in Section IV of this Exhibit D, *** shall be determined each *** based upon the following parameters:

•
*** is defined to include *** for coverage in the Policy and *** for coverage under *** as *** policies with Employer, which policies are amended from time to time in the normal course of business, including all *** and/or *** in COBRA or state continuation coverage.

•	*** shall be measured each December 15th and shall be the *** that is used to determine the *** and *** for the following calendar year.

VI.	The applicable year's *** Fee shall be billed separately to Employer. *** and the *** Fee will continue to be a pass through of actual expenses.

ARTICLE II
COOPERATION

Section 2.1     Cooperation. The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.

Section 2.2     Publicity. The parties acknowledge and agree that the terms and conditions of this Amendment, including the existence thereof, are subject to the provisions of section 5(e) of the Minimum Premium Administrative Services Agreement.

Article III
AGREEMENT PERIOD

Section 3.1 Term and Termination of the Agreement. Section 4(a) of the Minimum Premium Financial Agreement, effective January 1, 2005, is hereby amended and is restated in its entirety to read as follows:
Section 4     Term and Termination of the Agreement
(a)    The Agreement shall be effective as of January 1, 2017 (“Effective Date”). The Agreement shall be in effect through December 31, 2019 and shall continue automatically for successive Agreement Periods of twelve (12) months each, unless it is discontinued in accordance with this section 4.

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IN WITNESS WHEREOF, the parties have caused this Amendment to the MP Financial Agreement to be executed as of the date set forth in the preamble.

INSPERITY HOLDINGS, INC.	UNITED HEALTHCARE INSURANCE COMPANY

By: /s/ Richard G. Rawson	By: /s/ Anthony R. Carr
Authorized Signature	Authorized Signature

Name Richard G. Rawson	Name Anthony R. Carr

Title President	Title National Vice President

Date October 28, 2016	Date October 28, 2016

S: MP_ Financial Agreement_090116

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